Supplement Dated October 18, 2002
                                       to
                         Prospectus Dated March 1, 2002
                                       for
                Money Market Fund, Government Securities Fund and
                              Asset Allocation Fund
                                       of
                                    Aon Funds

     On October 1, 2002, the Aon Funds Board of Trustees approved the termination and liquidation of the Aon Funds, including the liquidation and termination of each of the Money Market Fund, Government Securities Fund and Asset Allocation Fund. The Aon Funds will be formally dissolved on December 3, 2002.

     Aon Funds will continue to accrue and reflect in each Funds' daily net asset value the expenses of each of the respective funds through the date of dissolution (including necessary expenses of termination and liquidation). It is expected that on December 3, 2002, Aon Funds will distribute the net assets of each Fund among the shareholders of each such Fund. Each shareholder of each Fund will receive the proportionate share of each payment in respect of shares owned of such Fund.